EXHIBIT 99.1


February 25, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated February 18, 2003 of Interplay Entertainment Corp. and are in agreement with the statements contained in the first, second and third paragraphs on page 2 therein, except that the date of February 18, 2003 in paragraphs one and three should be February 14, 2003. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                                      /S/ ERNST & YOUNG LLP
                                                     ---------------------------
                                                     Ernst & Young LLP


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